Exhibit 8.1

Serial No.	Name of company	Domicile of company	Footnote
Subsidiaries
1	Deutsche Bank Aktiengesellschaft	Frankfurt am Main	1
2	ABFS I Incorporated	Lutherville-Timonium	1
3	ABS MB Ltd.	Lutherville-Timonium	1
4	Acacia (Luxembourg) S.à r.l.	Luxembourg	2
5	Accounting Solutions Holding Company, Inc.	Wilmington	2
6	Alex. Brown Financial Services Incorporated	Lutherville-Timonium	1
7	Alex. Brown Investments Incorporated	Lutherville-Timonium	1
8	Alfred Herrhausen Gesellschaft mbH	Berlin	2
9	Ambidexter GmbH	Frankfurt	1
10	Argent Incorporated	Lutherville-Timonium	1
11	Baincor Nominees Pty Limited	Sydney	2
12	Bainpro Nominees Pty Ltd	Sydney	1
13	Baldur Mortgages Limited	London	1
14	Bankers Trust Investments Limited	London	2
15	Barkly Investments Ltd.	St. Helier	1
16	Bayan Delinquent Loan Recovery 1 (SPV-AMC), Inc.	Makati City	1
17	Betriebs-Center für Banken AG	Frankfurt	1
18	BHW - Gesellschaft für Wohnungswirtschaft mbH	Hameln	1
19	BHW Bausparkasse Aktiengesellschaft	Hameln	1
20	BHW Holding GmbH	Hameln	1
21	BHW Kreditservice GmbH	Hameln	1
22	Biomass Holdings S.à r.l.	Luxembourg	1
23	Birch (Luxembourg) S.à r.l.	Luxembourg	2
24	Blue Cork, Inc.	Wilmington	1
25	BNA Nominees Pty Limited	Sydney	1
26	Borfield Sociedad Anonima	Montevideo	2
27	BT Globenet Nominees Limited	London	2
28	BTAS Cayman GP	George Town	1, 3
29	BTD Nominees Pty Limited	Sydney	2
30	Cape Acquisition Corp.	Wilmington	4
31	CapeSuccess Inc.	Wilmington	4
32	CapeSuccess LLC	Wilmington	4
33	Cardales UK Limited	London	2
34	Career Blazers LLC	Wilmington	4
35	Career Blazers Management Company, Inc.	Albany	2
36	Career Blazers Personnel Services of Washington, D.C., Inc.	Washington D.C.	2
37	Career Blazers Personnel Services, Inc.	Albany	4
38	Caribbean Resort Holdings, Inc.	New York	1, 5
39	Cathay Advisory (Beijing) Co., Ltd.	Beijing	2
40	Cathay Asset Management Company Limited	Ebène	1
41	Cathay Capital Company (No 2) Limited	Ebène	1
42	Cedar (Luxembourg) S.à r.l.	Luxembourg	2
43	Centennial River 2 Inc.	Austin	2
44	Centennial River Corporation	Wilmington	4
45	Charlton (Delaware), Inc.	Wilmington	1
46	China Recovery Fund, LLC	Wilmington	1
47	Cinda - DB NPL Securitization Trust 2003-1	Wilmington	1, 5
48	Consumo S.p.A.	Milan	1
49	Cyrus J. Lawrence Capital Holdings, Inc.	Wilmington	1
50	D B Investments (GB) Limited	London	1
51	D&M Turnaround Partners Godo Kaisha	Tokyo	1
52	D.B. International Delaware, Inc.	Wilmington	1
53	DAHOC (UK) Limited (in members' voluntary liquidation)	London	1
54	DAHOC Beteiligungsgesellschaft mbH	Frankfurt	1
55	DB (Barbados) SRL	Christ Church	1
56	DB (Malaysia) Nominee (Asing) Sdn. Bhd.	Kuala Lumpur	2
57	DB (Malaysia) Nominee (Tempatan) Sendirian Berhad	Kuala Lumpur	2
58	DB (Pacific) Limited	Wilmington	1
59	DB (Pacific) Limited, New York	New York	1
60	DB Abalone LLC	Wilmington	1
61	DB Alex. Brown Holdings Incorporated	Wilmington	1
62	DB Alps Corporation	Wilmington	1
63	DB Aotearoa Investments Limited	George Town	1
64	DB Asia Pacific Holdings Limited (in voluntary liquidation)	George Town	1
65	DB Beteiligungs-Holding GmbH	Frankfurt	1
66	DB Boracay LLC	Wilmington	1
67	DB Capital Investments Sàrl	Luxembourg	1
68	DB Capital Markets (Deutschland) GmbH	Frankfurt	1
69	DB Capital Partners, Inc.	Wilmington	1
70	DB Cartera de Inmuebles 1, S.A.U.	Pozuelo de Alarcón	1
71	DB Chestnut Holdings Limited	George Town	1
72	DB Commodity Services LLC	Wilmington	1
73	DB Consorzio S. Cons. a r. l.	Milan	1
74	DB Corporate Advisory (Malaysia) Sdn. Bhd.	Kuala Lumpur	1
75	DB Delaware Holdings (Europe) Limited	George Town	1
76	DB Direkt GmbH	Frankfurt	1
77	DB Elara LLC	Wilmington	1
78	DB Energy Commodities Limited (in members' voluntary liquidation)	London	1
79	DB Energy Trading LLC	Wilmington	1
80	DB Enfield Infrastructure Holdings Limited	St. Helier	1
81	DB Equipment Leasing, Inc.	New York	1
82	DB Equity Limited	London	1
83	DB Finance (Delaware), LLC	Wilmington	1
84	DB Ganymede 2006 L.P.	George Town	1, 3
85	DB Global Technology SRL	Bucharest	1
86	DB Global Technology, Inc.	Wilmington	1
87	DB Group Services (UK) Limited	London	1
88	DB Holdings (New York), Inc.	New York	1
89	DB Holdings (South America) Limited	Wilmington	1
90	DB HR Solutions GmbH	Eschborn	1
91	DB Impact Investment Fund I, L.P.	Edinburgh	1, 3
92	DB Industrial Holdings Beteiligungs GmbH & Co. KG	Luetzen	1, 3
93	DB Industrial Holdings GmbH	Luetzen	1
94	DB Intermezzo LLC	Wilmington	1
95	DB International (Asia) Limited	Singapore	1
96	DB International Investments Limited	London	1
97	DB International Trust (Singapore) Limited	Singapore	2
98	DB Investment Managers, Inc.	Wilmington	1
99	DB Investment Partners, Inc.	Wilmington	1
100	DB Investment Resources (US) Corporation	Wilmington	1
101	DB Investment Resources Holdings Corp.	Wilmington	1
102	DB Investment Services GmbH	Frankfurt	1
103	DB Io LP	Wilmington	1, 3
104	DB IROC Leasing Corp.	New York	1
105	DB London (Investor Services) Nominees Limited	London	1
106	DB Management Support GmbH	Frankfurt	4
107	DB Managers, LLC	West Trenton	1
108	DB Nexus American Investments (UK) Limited (in members' voluntary liquidation)	London	1
109	DB Nexus Investments (UK) Limited (in members' voluntary liquidation)	London	1
110	DB Nominees (Hong Kong) Limited	Hong Kong	4
111	DB Nominees (Singapore) Pte Ltd	Singapore	2
112	DB Omega BTV S.C.S.	Luxembourg	1, 3
113	DB Omega Holdings LLC	Wilmington	1
114	DB Omega Ltd.	George Town	1
115	DB Omega S.C.S.	Luxembourg	1, 3
116	DB Operaciones y Servicios Interactivos Agrupación de Interés Económico	Pozuelo de Alarcón	1
117	DB Overseas Finance Delaware, Inc.	Wilmington	1
118	DB Overseas Holdings Limited	London	1
119	DB Portfolio Southwest, Inc.	Dallas	1
120	DB Print GmbH	Frankfurt	1
121	DB Privat- und Firmenkundenbank AG	Frankfurt	1
122	DB Private Clients Corp.	Wilmington	1
123	DB Private Wealth Mortgage Ltd.	New York	1
124	DB Re S.A.	Luxembourg	4
125	DB Service Centre Limited	Dublin	1
126	DB Service Uruguay S.A.	Montevideo	1
127	DB Services Americas, Inc.	Wilmington	1
128	DB Servizi Amministrativi S.r.l.	Milan	1
129	DB Strategic Advisors, Inc.	Makati City	1
130	DB Structured Derivative Products, LLC	Wilmington	1
131	DB Structured Products, Inc.	Wilmington	1
132	DB Trustee Services Limited	London	2
133	DB Trustees (Hong Kong) Limited	Hong Kong	2
134	DB U.S. Financial Markets Holding Corporation	Wilmington	1
135	DB UK Bank Limited	London	1
136	DB UK Holdings Limited	London	1
137	DB UK PCAM Holdings Limited	London	1
138	DB USA Core Corporation	West Trenton	1
139	DB USA Corporation	Wilmington	1
140	DB Valoren S.à r.l.	Luxembourg	1
141	DB Value S.à r.l.	Luxembourg	1
142	DB VersicherungsManager GmbH	Frankfurt	2
143	DB Vita S.A.	Luxembourg	4
144	DBAB Wall Street, LLC	Wilmington	1
145	DBAH Capital, LLC	Wilmington	1
146	DBCIBZ1	George Town	1
147	DBCIBZ2	George Town	1
148	DBFIC, Inc.	Wilmington	1
149	DBNZ Overseas Investments (No.1) Limited	George Town	1
150	DBOI Global Services (UK) Limited	London	1
151	DBOI Global Services Private Limited	Mumbai	1
152	DBR Investments Co. Limited	George Town	1
153	DBRE Global Real Estate Management IA, Ltd.	George Town	1
154	DBRE Global Real Estate Management IB, Ltd.	George Town	1
155	DBRMSGP1	George Town	1
156	DBUK PCAM Limited	London	1
157	DBUKH No. 2 Limited	London	1, 5
158	DBUSBZ1, LLC	Wilmington	2
159	DBUSBZ2, S.à r.l.	Luxembourg	1
160	DBX Advisors LLC	Wilmington	1
161	DBX Strategic Advisors LLC	Wilmington	1
162	DBÖ Vermögensverwertung GmbH	Vienna	2
163	De Meng Innovative (Beijing) Consulting Company Limited	Beijing	1
164	DeAM Infrastructure Limited (in members' voluntary liquidation)	London	4
165	DEBEKO Immobilien GmbH & Co Grundbesitz OHG	Eschborn	1, 3
166	DEE Deutsche Erneuerbare Energien GmbH	Duesseldorf	1
167	Delowrezham de México S. de R.L. de C.V.	Mexico City	1
168	DEUFRAN Beteiligungs GmbH	Frankfurt	1
169	DEUKONA Versicherungs-Vermittlungs-GmbH	Frankfurt	1
170	Deutsche (Aotearoa) Capital Holdings New Zealand	Auckland	1
171	Deutsche (Aotearoa) Foreign Investments New Zealand	Auckland	1
172	Deutsche (Mauritius) Limited	Port Louis	2
173	Deutsche (New Munster) Holdings New Zealand Limited	Auckland	1
174	Deutsche Access Investments Limited	Sydney	1
175	Deutsche Aeolia Power Production Société Anonyme	Paiania	2
176	Deutsche Alt-A Securities, Inc.	Wilmington	4
177	Deutsche Alternative Asset Management (France) SAS	Paris	2
178	Deutsche Alternative Asset Management (UK) Limited	London	1
179	Deutsche Asia Pacific Holdings Pte Ltd	Singapore	1
180	Deutsche Asset Management (India) Private Limited	Mumbai	1
181	Deutsche Asset Management (Japan) Limited	Tokyo	1
182	Deutsche Asset Management (Korea) Company Limited	Seoul	1
183	Deutsche Asset Management S.A.	Luxembourg	1
184	Deutsche Asset Management S.G.I.I.C., S.A.	Madrid	1
185	Deutsche Australia Limited	Sydney	1
186	Deutsche Bank (Cayman) Limited	George Town	1
187	Deutsche Bank (Chile)	Santiago	2
188	Deutsche Bank (China) Co., Ltd.	Beijing	1
189	Deutsche Bank (Malaysia) Berhad	Kuala Lumpur	1
190	Deutsche Bank (Suisse) SA	Geneva	1
191	Deutsche Bank (Uruguay) Sociedad Anónima Institución Financiera Externa	Montevideo	1
192	DEUTSCHE BANK A.S.	Istanbul	1
193	Deutsche Bank Americas Holding Corp.	Wilmington	1
194	Deutsche Bank Bauspar-Aktiengesellschaft	Frankfurt	1
195	Deutsche Bank Europe GmbH	Frankfurt	1
196	Deutsche Bank Financial Company	George Town	1
197	Deutsche Bank Holdings, Inc.	Wilmington	1
198	Deutsche Bank Insurance Agency Incorporated	Lutherville-Timonium	2
199	Deutsche Bank Insurance Agency of Delaware	Wilmington	1
200	Deutsche Bank International Limited	St. Helier	1
201	Deutsche Bank Investments (Guernsey) Limited	St. Peter Port	2
202	Deutsche Bank Luxembourg S.A.	Luxembourg	1
203	Deutsche Bank Mutui S.p.A.	Milan	1
204	Deutsche Bank México, S.A., Institución de Banca Múltiple	Mexico City	1
205	Deutsche Bank National Trust Company	Los Angeles	1
206	Deutsche Bank Nominees (Guernsey) Limited (in members' voluntary liquidation)	St. Peter Port	2
207	Deutsche Bank Nominees (Jersey) Limited	St. Helier	2
208	Deutsche Bank Polska Spólka Akcyjna	Warsaw	1
209	Deutsche Bank Representative Office Nigeria Limited	Lagos	4
210	Deutsche Bank S.A. - Banco Alemão	Sao Paulo	1
211	Deutsche Bank Securities Inc.	Wilmington	1
212	Deutsche Bank Securities Limited	Toronto	1
213	Deutsche Bank Services (Jersey) Limited	St. Helier	1
214	Deutsche Bank Società per Azioni	Milan	1
215	Deutsche Bank Trust Company Americas	New York	1
216	Deutsche Bank Trust Company Delaware	Wilmington	1
217	Deutsche Bank Trust Company, National Association	New York	1
218	Deutsche Bank Trust Corporation	New York	1
219	Deutsche Bank, Sociedad Anónima Española	Madrid	1
220	Deutsche Capital Finance (2000) Limited	George Town	1
221	Deutsche Capital Hong Kong Limited	Hong Kong	1
222	Deutsche Capital Management Limited	Dublin	1
223	Deutsche Capital Markets Australia Limited	Sydney	1
224	Deutsche Capital Partners China Limited	George Town	1
225	Deutsche Cayman Ltd.	George Town	2
226	Deutsche CIB Centre Private Limited	Mumbai	1
227	Deutsche Custody N.V.	Amsterdam	4
228	Deutsche Domus New Zealand Limited	Auckland	1
229	Deutsche Equities India Private Limited	Mumbai	1
230	Deutsche Finance Co 1 Pty Limited	Sydney	1
231	Deutsche Finance Co 2 Pty Limited	Sydney	1
232	Deutsche Finance Co 3 Pty Limited	Sydney	1
233	Deutsche Finance Co 4 Pty Limited	Sydney	1
234	Deutsche Finance No. 2 Limited	George Town	1
235	Deutsche Foras New Zealand Limited	Auckland	1
236	Deutsche Gesellschaft für Immobilien-Leasing mit beschränkter Haftung	Duesseldorf	4
237	Deutsche Global Markets Limited	Tel Aviv	1
238	Deutsche Group Holdings (SA) Proprietary Limited	Johannesburg	1
239	Deutsche Group Services Pty Limited	Sydney	1
240	Deutsche Grundbesitz Beteiligungsgesellschaft mbH	Eschborn	4
241	Deutsche Grundbesitz-Anlagegesellschaft mit beschränkter Haftung	Frankfurt	2
242	Deutsche Holdings (BTI) Limited	London	1
243	Deutsche Holdings (Luxembourg) S.à r.l.	Luxembourg	1
244	Deutsche Holdings (Malta) Ltd.	Valletta	1
245	Deutsche Holdings Limited	London	1
246	Deutsche Holdings No. 2 Limited	London	1
247	Deutsche Holdings No. 3 Limited	London	1
248	Deutsche Holdings No. 4 Limited	London	1
249	Deutsche Immobilien Leasing GmbH	Duesseldorf	1
250	Deutsche India Holdings Private Limited	Mumbai	1
251	Deutsche International Corporate Services (Ireland) Limited	Dublin	1
252	Deutsche International Corporate Services Limited	St. Helier	2
253	Deutsche International Custodial Services Limited	St. Helier	2
254	Deutsche Inversiones Dos S.A. (en Liquidación)	Santiago	1
255	Deutsche Inversiones Limitada	Santiago	1
256	Deutsche Investments (Netherlands) N.V.	Amsterdam	1
257	Deutsche Investments India Private Limited	Mumbai	1
258	Deutsche Investor Services Private Limited	Mumbai	2
259	Deutsche Knowledge Services Pte. Ltd.	Singapore	1
260	Deutsche Leasing New York Corp.	New York	1
261	Deutsche Mandatos S.A.	Buenos Aires	1
262	Deutsche Master Funding Corporation	Wilmington	1
263	Deutsche Mexico Holdings S.à r.l.	Luxembourg	1
264	Deutsche Morgan Grenfell Group Public Limited Company	London	1
265	Deutsche Mortgage & Asset Receiving Corporation	Wilmington	1
266	Deutsche Mortgage Securities, Inc.	Wilmington	4
267	Deutsche Nederland N.V.	Amsterdam	1
268	Deutsche New Zealand Limited	Auckland	1
269	Deutsche Nominees Limited	London	1
270	Deutsche Oppenheim Family Office AG	Grasbrunn	1
271	Deutsche Overseas Issuance New Zealand Limited	Auckland	1
272	Deutsche Postbank Finance Center Objekt GmbH	Schuettringen	1
273	Deutsche Private Asset Management Limited	London	2
274	Deutsche Securities (India) Private Limited	New Delhi	1
275	Deutsche Securities (Proprietary) Limited	Johannesburg	1
276	Deutsche Securities (SA) (Proprietary) Limited	Johannesburg	1
277	Deutsche Securities Asia Limited	Hong Kong	1
278	Deutsche Securities Australia Limited	Sydney	1
279	Deutsche Securities Inc.	Tokyo	1
280	Deutsche Securities Israel Ltd.	Tel Aviv	1
281	Deutsche Securities Korea Co.	Seoul	1
282	Deutsche Securities Mauritius Limited	Ebène	1
283	Deutsche Securities Menkul Degerler A.S.	Istanbul	1
284	Deutsche Securities S.A.	Buenos Aires	1
285	Deutsche Securities Saudi Arabia (a closed joint stock company)	Riyadh	1
286	Deutsche Securities SpA	Santiago	1
287	Deutsche Securities Venezuela S.A.	Caracas	1
288	Deutsche Securities, S.A. de C.V., Casa de Bolsa	Mexico City	1
289	Deutsche Securitisation Australia Pty Limited	Sydney	1
290	Deutsche StiftungsTrust GmbH	Frankfurt	2
291	Deutsche Strategic Investment Holdings Yugen Kaisha	Tokyo	1
292	Deutsche Trust Company Limited Japan	Tokyo	2
293	Deutsche Trustee Company Limited	London	2
294	Deutsche Trustee Services (India) Private Limited	Mumbai	2
295	Deutsche Trustees Malaysia Berhad	Kuala Lumpur	2
296	Deutsches Institut für Altersvorsorge GmbH	Frankfurt	2
297	DG China Clean Tech Partners	Tianjin	3, 4, 5, 6
298	DI Deutsche Immobilien Treuhandgesellschaft mbH	Frankfurt	2
299	DIB-Consult Deutsche Immobilien- und Beteiligungs-Beratungsgesellschaft mbH i.L.	Duesseldorf	2
300	DISCA Beteiligungsgesellschaft mbH	Duesseldorf	1
301	DNU Nominees Pty Limited	Sydney	1
302	DSL Portfolio GmbH & Co. KG	Bonn	1, 3
303	DSL Portfolio Verwaltungs GmbH	Bonn	1
304	DTS Nominees Pty Limited	Sydney	2
305	Durian (Luxembourg) S.à r.l.	Luxembourg	2
306	DWS Alternatives Global Limited	London	1
307	DWS Alternatives GmbH	Frankfurt	1
308	DWS Beteiligungs GmbH	Frankfurt	1
309	DWS CH AG	Zurich	1
310	DWS Distributors, Inc.	Wilmington	1
311	DWS Far Eastern Investments Limited	Taipei	1
312	DWS Group GmbH & Co. KGaA	Frankfurt	1, 3
313	DWS Group Services UK Limited	London	1
314	DWS Grundbesitz GmbH	Frankfurt	1
315	DWS International GmbH	Frankfurt	1
316	DWS Investment GmbH	Frankfurt	1
317	DWS Investment Management Americas, Inc.	Wilmington	1
318	DWS Investments Australia Limited	Sydney	1
319	DWS Investments Hong Kong Limited	Hong Kong	1
320	DWS Investments Shanghai Limited	Shanghai	1
321	DWS Investments Singapore Limited	Singapore	1
322	DWS Investments UK Limited	London	1
323	DWS Management GmbH	Frankfurt	1
324	DWS Real Estate GmbH	Frankfurt	1
325	DWS Service Company	Wilmington	1
326	DWS Trust Company	Salem	1
327	DWS USA Corporation	Wilmington	1
328	EC EUROPA IMMOBILIEN FONDS NR. 3 GmbH & CO. KG i.I.	Hamburg	2
329	Elba Finance GmbH	Eschborn	1
330	Elizabethan Holdings Limited	George Town	4
331	Elizabethan Management Limited	George Town	2
332	European Value Added I (Alternate G.P.) LLP	London	1
333	Exinor SA (opening faillissement)	Bastogne	2
334	FARAMIR Beteiligungs- und Verwaltungs GmbH	Cologne	1
335	Fiduciaria Sant' Andrea S.r.L.	Milan	2
336	Finanzberatungsgesellschaft mbH der Deutschen Bank	Berlin	4
337	Franz Urbig- und Oscar Schlitter-Stiftung Gesellschaft mit beschränkter Haftung	Frankfurt	4
338	Fünfte SAB Treuhand und Verwaltung GmbH & Co. Suhl "Rimbachzentrum" KG	Bad Homburg	2
339	G Finance Holding Corp.	Wilmington	1
340	G918 Corp.	Wilmington	1
341	Gemini Technology Services Inc.	Wilmington	1
342	German American Capital Corporation	Lutherville-Timonium	1
343	Greenwood Properties Corp.	New York	1, 5
344	Grundstücksgesellschaft Frankfurt Bockenheimer Landstraße GbR	Troisdorf	2, 3
345	Grundstücksgesellschaft Kerpen-Sindorf Vogelrutherfeld GbR	Troisdorf	2, 3, 5
346	Grundstücksgesellschaft Leipzig Petersstraße GbR	Troisdorf	2, 3, 5
347	Grundstücksgesellschaft Wiesbaden Luisenstraße/Kirchgasse GbR	Berlin	2, 3
348	HTB Spezial GmbH & Co. KG	Cologne	3, 4
349	Immobilienfonds Büro-Center Erfurt am Flughafen Bindersleben I GbR	Troisdorf	2, 3, 5
350	Immobilienfonds Büro-Center Erfurt am Flughafen Bindersleben II GbR	Troisdorf	2, 3, 5
351	Immobilienfonds Mietwohnhäuser Quadrath-Ichendorf GbR	Troisdorf	2, 3, 5
352	Immobilienfonds Wohn- und Geschäftshaus Köln-Blumenberg V GbR	Troisdorf	2, 3, 5
353	IOS Finance EFC, S.A.	Madrid	1
354	ISTRON Beteiligungs- und Verwaltungs-GmbH	Cologne	1
355	IVAF I Manager, S.à r.l.	Luxembourg	1
356	J R Nominees (Pty) Ltd	Johannesburg	2
357	Joint Stock Company Deutsche Bank DBU	Kiev	1
358	Jyogashima Godo Kaisha	Tokyo	1
359	KEBA Gesellschaft für interne Services mbH	Frankfurt	1
360	Kidson Pte Ltd	Singapore	1
361	Konsul Inkasso GmbH	Essen	1
362	Kradavimd UK Lease Holdings Limited (in members' voluntary liquidation)	London	1
363	LA Water Holdings Limited	George Town	1
364	LAWL Pte. Ltd.	Singapore	1
365	Leasing Verwaltungsgesellschaft Waltersdorf mbH	Schoenefeld	1
366	Leonardo III Initial GP Limited	London	4
367	Maher Terminals Holdings (Toronto) Limited	Vancouver	1
368	MEF I Manager, S. à r.l.	Luxembourg	1
369	MHL Reinsurance Ltd.	Burlington	4
370	MIT Holdings, Inc.	Baltimore	1
371	MortgageIT Securities Corp.	Wilmington	1
372	MortgageIT, Inc.	New York	1
373	Navegator - SGFTC, S.A.	Lisbon	1
374	Nordwestdeutscher Wohnungsbauträger Gesellschaft mit beschränkter Haftung	Frankfurt	1
375	norisbank GmbH	Bonn	1
376	OOO "Deutsche Bank TechCentre"	Moscow	1
377	OOO "Deutsche Bank"	Moscow	1
378	Opal Funds (Ireland) Public Limited Company (in liquidation)	Dublin	4
379	OPB Verwaltungs- und Beteiligungs-GmbH	Cologne	4
380	OPB Verwaltungs- und Treuhand GmbH	Cologne	1
381	OPB-Holding GmbH	Cologne	1
382	OPB-Nona GmbH	Frankfurt	1
383	OPB-Oktava GmbH	Cologne	4
384	OPB-Quarta GmbH	Cologne	4
385	OPB-Quinta GmbH	Cologne	4
386	OPB-Septima GmbH	Cologne	4
387	OPPENHEIM Capital Advisory GmbH	Cologne	1
388	OPPENHEIM Flottenfonds V GmbH & Co. KG	Cologne	1, 3
389	OPPENHEIM PRIVATE EQUITY Manager GmbH	Cologne	4
390	OPPENHEIM PRIVATE EQUITY Verwaltungsgesellschaft mbH	Cologne	4
391	OPS Nominees Pty Limited	Sydney	2
392	OVT Trust 1 GmbH	Cologne	2
393	OVV Beteiligungs GmbH	Cologne	4
394	PADUS Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf	1
395	Pan Australian Nominees Pty Ltd	Sydney	1
396	PB Factoring GmbH	Bonn	1
397	PB Firmenkunden AG	Bonn	1
398	PB International S.A.	Schuettringen	1
399	PB Spezial-Investmentaktiengesellschaft mit Teilgesellschaftsvermögen	Bonn	1
400	PBC Banking Services GmbH	Frankfurt	1
401	PCC Services GmbH der Deutschen Bank	Essen	1
402	Plantation Bay, Inc.	St. Thomas	2
403	Postbank Akademie und Service GmbH	Hameln	2
404	Postbank Beteiligungen GmbH	Bonn	1
405	Postbank Direkt GmbH	Bonn	1
406	Postbank Filialvertrieb AG	Bonn	1
407	Postbank Finanzberatung AG	Hameln	2
408	Postbank Immobilien GmbH	Hameln	2
409	Postbank Immobilien und Baumanagement GmbH	Bonn	1
410	Postbank Immobilien und Baumanagement GmbH & Co. Objekt Leipzig KG	Bonn	1, 3
411	Postbank Leasing GmbH	Bonn	1
412	Postbank Service GmbH	Essen	1
413	Postbank Systems AG	Bonn	1
414	PT Deutsche Sekuritas Indonesia	Jakarta	1
415	PT. Deutsche Verdhana Sekuritas Indonesia	Jakarta	4, 5
416	R.B.M. Nominees Pty Ltd	Sydney	1
417	REO Properties Corporation	Wilmington	1
418	RoPro U.S. Holding, Inc.	Wilmington	1
419	Route 28 Receivables, LLC	Wilmington	1
420	RREEF America L.L.C.	Wilmington	1
421	RREEF China REIT Management Limited	Hong Kong	2
422	RREEF European Value Added I (G.P.) Limited	London	1
423	RREEF Fund Holding Co.	George Town	1
424	RREEF India Advisors Private Limited	Mumbai	2
425	RREEF Management L.L.C.	Wilmington	2
426	RTS Nominees Pty Limited	Sydney	2
427	SAB Real Estate Verwaltungs GmbH	Hameln	4
428	SAGITA Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf	1
429	Sal. Oppenheim Alternative Investments GmbH	Cologne	1
430	Sal. Oppenheim jr. & Cie. AG & Co. Kommanditgesellschaft auf Aktien	Cologne	1, 3
431	Sal. Oppenheim jr. & Cie. Beteiligungs GmbH	Cologne	1
432	Sal. Oppenheim jr. & Cie. Komplementär AG	Cologne	1
433	SAPIO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf	1
434	Sechste Salomon Beteiligungs- und Verwaltungsgesellschaft mbH	Cologne	1, 5
435	Service Company Four Limited	Hong Kong	2
436	Sharps SP I LLC	Wilmington	1
437	Structured Finance Americas, LLC	Wilmington	1
438	Süddeutsche Vermögensverwaltung Gesellschaft mit beschränkter Haftung	Frankfurt	1
439	TELO Beteiligungsgesellschaft mbH	Schoenefeld	1
440	Tempurrite Leasing Limited	London	1
441	Thai Asset Enforcement and Recovery Asset Management Company Limited	Bangkok	1
442	Tianjin Deutsche AM Fund Management Co., Ltd.	Tianjin	4
443	Treuinvest Service GmbH	Frankfurt	2
444	Triplereason Limited	London	1
445	UKE Beteiligungs-GmbH	Troisdorf	2, 5
446	UKE Grundstücksgesellschaft mbH	Troisdorf	1, 5
447	UKE, s.r.o.	Belá	2
448	Ullmann - Esch Grundstücksgesellschaft Kirchnerstraße GbR	Troisdorf	2, 3, 5
449	Ullmann - Esch Grundstücksverwaltungsgesellschaft Disternich GbR	Troisdorf	2, 3, 5
450	Ullmann Ullmann Krockow Krockow Esch GbR	Troisdorf	2, 3, 5
451	Vesta Real Estate S.r.l.	Milan	1
452	VÖB-ZVD Processing GmbH	Bonn	1
453	Wealthspur Investment Ltd.	Labuan	4
454	WEPLA Beteiligungsgesellschaft mbH	Frankfurt	1
455	Whale Holdings S.à r.l.	Luxembourg	1
456	World Trading (Delaware) Inc.	Wilmington	1
Consolidated Structured Entities
457	Alguer Inversiones Designated Activity Company	Dublin	2
458	Alixville Invest, S.L.	Madrid	2
459	Amber Investments S.à r.l.	Luxembourg	1
460	Asset Repackaging Trust Five B.V.	Amsterdam	2, 7
461	Atena SPV S.r.l	Conegliano	1
462	Atlas Investment Company 1 S.à r.l.	Luxembourg	2
463	Atlas Investment Company 2 S.à r.l.	Luxembourg	2
464	Atlas Investment Company 3 S.à r.l.	Luxembourg	2
465	Atlas Investment Company 4 S.à r.l.	Luxembourg	2
466	Atlas Portfolio Select SPC	George Town	4
467	Atlas SICAV - FIS	Luxembourg	2, 7
468	Australian Corporate Bond Trust	Sydney	2, 7
469	Axia Insurance, Ltd.	Hamilton	2, 7
470	Baltics Credit Solutions Latvia SIA	Riga	2
471	Cape Hatteras Marine Inc.	Road Town	2
472	Cathay Capital (Labuan) Company Limited	Labuan	2
473	Cathay Capital Company Limited	Ebène	4
474	Cathay Strategic Investment Company Limited	Hong Kong	2
475	Cathay Strategic Investment Company No. 2 Limited	George Town	2
476	Cayman Reference Fund Holdings Limited	George Town	2
477	Charitable Luxembourg Four S.à r.l.	Luxembourg	2
478	Charitable Luxembourg Three S.à r.l.	Luxembourg	2
479	Charitable Luxembourg Two S.à r.l.	Luxembourg	2
480	Chartley World Inc.	Road Town	2
481	CITAN Beteiligungsgesellschaft mbH	Frankfurt	1
482	City Leasing (Thameside) Limited	London	1
483	City Leasing Limited	London	1
484	CLASS Limited	St. Helier	2, 7
485	Collins Capital Low Volatility Performance II Special Investments, Ltd.	Road Town	2
486	Crofton Invest, S.L.	Madrid	2
487	Danube Properties S.à r.l., en faillite	Luxembourg	2
488	Dariconic Designated Activity Company	Dublin	2
489	DB Apex Management Limited	George Town	1
490	DB Aster II, LLC	Wilmington	1
491	DB Aster III, LLC	Wilmington	1
492	DB Aster, Inc.	Wilmington	1
493	DB Aster, LLC	Wilmington	1
494	DB Covered Bond S.r.l.	Conegliano	1
495	DB Credit Investments S.à r.l.	Luxembourg	1
496	DB Finance International GmbH	Eschborn	1
497	DB Global Markets Multi-Strategy Fund I Ltd.	George Town	4
498	DB Immobilienfonds 1 Wieland KG	Frankfurt	2
499	DB Immobilienfonds 2 GmbH & Co. KG i.L.	Frankfurt	1
500	DB Immobilienfonds 4 GmbH & Co. KG i.L.	Frankfurt	2
501	DB Immobilienfonds 5 Wieland KG	Frankfurt	2
502	DB Impact Investment (GP) Limited	London	1
503	DB Litigation Fee LLC	Wilmington	1
504	DB Municipal Holdings LLC	Wilmington	1
505	DB PWM	Luxembourg	2, 7
506	DB PWM II - LiquidAlts UCITS (Euro)	Luxembourg	4
507	DB RC Holdings, LLC	Wilmington	1
508	DB Real Estate Canadainvest 1 Inc.	Toronto	4
509	DB Safe Harbour Investment Projects Limited (in members' voluntary liquidation)	London	1
510	DB SPEARs/LIFERs Trust	Wilmington	4, 7
511	DB STG Lux 10 S.à r.l.	Luxembourg	2
512	DB STG Lux 11 S.à r.l.	Luxembourg	2
513	DB STG Lux 12 S.à r.l.	Luxembourg	2
514	DB STG Lux 9 S.à r.l.	Luxembourg	2
515	DB Structured Finance 1 Designated Activity Company	Dublin	1
516	DB Structured Finance 2 Designated Activity Company	Dublin	1
517	dbInvestor Solutions 2 Public Limited Company	Dublin	2, 7
518	DBRE Global Real Estate Management US IB, L.L.C.	Wilmington	1
519	DBRMS4	George Town	1, 3, 8
520	DBX ETF Trust	Wilmington	2, 7
521	De Heng Asset Management Company Limited	Beijing	2
522	DeAM Capital Protect 2019	Frankfurt	2
523	Deloraine Spain SL	Madrid	2
524	Deutsche Bank Best Allocation - Protect 80	Luxembourg	2
525	Deutsche Bank Best Allocation - Protect 90	Luxembourg	2
526	Deutsche Bank Capital Finance LLC I	Wilmington	1
527	Deutsche Bank Capital Finance Trust I	Wilmington	1, 5
528	Deutsche Bank Contingent Capital LLC II	Wilmington	1
529	Deutsche Bank Contingent Capital LLC V	Wilmington	1
530	Deutsche Bank Contingent Capital Trust II	Wilmington	1, 5
531	Deutsche Bank Contingent Capital Trust V	Wilmington	1, 5
532	Deutsche Bank Luxembourg S.A. - Fiduciary Deposits	Luxembourg	2, 7
533	Deutsche Bank Luxembourg S.A. - Fiduciary Note Programme	Luxembourg	2, 7
534	Deutsche Bank SPEARs/LIFERs, Series DBE-7004 Trust	George Town	4
535	Deutsche Bank SPEARs/LIFERs, Series DBE-7006 Trust	George Town	4
536	Deutsche Bank SPEARs/LIFERs, Series DBE-7007 Trust	George Town	4. 9
537	Deutsche Bank SPEARs/LIFERs, Series DBE-8002 Trust	Wilmington	4
538	Deutsche Colombia S.A.S.	Bogotá	1
539	Deutsche DWS Income Trust - DWS Short Duration High Income Fund	Boston	2
540	Deutsche Postbank Funding LLC I	Wilmington	1
541	Deutsche Postbank Funding LLC II	Wilmington	1
542	Deutsche Postbank Funding LLC III	Wilmington	1
543	Deutsche Postbank Funding Trust I	Wilmington	1, 5
544	Deutsche Postbank Funding Trust II	Wilmington	1, 5
545	Deutsche Postbank Funding Trust III	Wilmington	1, 5
546	Deutsche Services Polska Sp. z o.o.	Warsaw	1
547	Deutsche Strategic	Luxembourg	2, 7
548	DWS Access S.A.	Luxembourg	2, 7
549	DWS Garant 80 FPI	Luxembourg	2
550	DWS Invest	Luxembourg	2, 7
551	DWS World Protect 90	Luxembourg	2
552	DWS Zeitwert Protect	Luxembourg	2
553	Dynamic Infrastructure Securities Fund LP	Wilmington	2
554	Earls Four Limited	George Town	2, 7
555	EARLS Trading Limited	George Town	2
556	Einkaufszentrum "HVD Dresden" S.à.r.l & Co. KG i.I.	Cologne	2
557	Eirles Three Designated Activity Company	Dublin	2, 7
558	Eirles Two Designated Activity Company	Dublin	2, 7
559	Elmo Funding GmbH	Eschborn	1
560	Elmo Leasing Vierzehnte GmbH	Eschborn	1
561	Emerald Asset Repackaging Designated Activity Company	Dublin	1
562	Emerging Markets Capital Protected Investments Limited	George Town	2, 7
563	Emeris	George Town	2
564	Encina Property Finance Designated Activity Company	Dublin	2
565	Epicuro SPV S.r.l.	Conegliano	2
566	Erste Frankfurter Hoist GmbH	Eschborn	1
567	Eurohome (Italy) Mortgages S.r.l.	Conegliano	2
568	European Strategic Real Estate Fund ICAV	Dublin	2
569	Fondo Privado de Titulizacion Activos Reales 1 B.V.	Amsterdam	2
570	Fondo Privado de Titulización PYMES I Limited	Dublin	2
571	FRANKFURT CONSULT GmbH	Frankfurt	1
572	G.O. IB-US Management, L.L.C.	Wilmington	1
573	GAC-HEL, Inc.	Wilmington	1
574	Gladyr Spain, S.L.	Madrid	2
575	Global Markets Fundo de Investimento Multimercado	Rio de Janeiro	4
576	Global Markets III Fundo de Investimento Multimercado - Crédito Privado e Investimento No Exterior	Rio de Janeiro	4
577	Global Opportunities Co-Investment Feeder, LLC	Wilmington	2
578	Global Opportunities Co-Investment, LLC	George Town	2
579	Groton Invest, S.L.	Madrid	2
580	GWC-GAC Corp.	Wilmington	1
581	Hamildak Designated Activity Company	Dublin	2
582	Histria Inversiones Designated Activity Company	Dublin	2
583	Iberia Inversiones Designated Activity Company	Dublin	2
584	Iberia Inversiones II Designated Activity Company	Dublin	2
585	India Debt Opportunities Fund	Mumbai	2
586	Infrastructure Holdings (Cayman) SPC	George Town	2
587	Inn Properties S.à r.l., en faillite	Luxembourg	2
588	Investor Solutions Limited	St. Helier	2, 7
589	Isar Properties S.à r.l., en faillite	Luxembourg	2
590	IVAF (Jersey) Limited	St. Helier	2
591	Kelona Invest, S.L.	Madrid	2
592	Kelsey Street LLC	Wilmington	1
593	KOMPASS 3 Beteiligungsgesellschaft mbH	Duesseldorf	4
594	KOMPASS 3 Erste Beteiligungsgesellschaft mbH & Co. Euro KG i.L.	Duesseldorf	1, 3
595	KOMPASS 3 Zweite Beteiligungsgesellschaft mbH & Co. USD KG i.L.	Duesseldorf	1, 3
596	Kratus Inversiones Designated Activity Company	Dublin	2
597	La Fayette Dedicated Basket Ltd.	Road Town	2
598	Ledyard, S.L.	Madrid	2
599	Lenthorp Financial Corp.	Road Town	2
600	Leo Consumo 1 S.r.l.	Conegliano	2
601	Leo Consumo 2 S.r.l.	Conegliano	1
602	87 Leonard Development LLC	Wilmington	1
603	Leonardo Charitable 1 Limited	George Town	2
604	Leonardo Secondary Opportunities Fund III (Alternate GP of GP), LP	Wilmington	2
605	Leonardo Secondary Opportunities Fund III (GP) Limited	George Town	2
606	Leonardo Secondary Opportunities Fund III (Limited Partner) Limited	George Town	2
607	Lerma Investments 2018, Sociedad Limitada	Madrid	2
608	Life Mortgage S.r.l.	Conegliano	2
609	Lindsell Finance Limited	St. Julian's	1
610	Lockwood Invest, S.L.	Madrid	2
611	London Industrial Leasing Limited	London	1
612	Lupus alpha Low Beta Risk-Premium	Frankfurt	2
613	Macondo Spain SL	Madrid	2
614	Malabo Holdings Designated Activity Company	Dublin	2
615	Maxima Alpha Bomaral Limited (in liquidation)	St. Helier	2
616	Merlin I	George Town	2
617	Merlin XI	George Town	2
618	Meseta Inversiones Designated Activity Company	Dublin	2
619	Micro-E Finance S.r.l.	Rome	2
620	Midsel Limited (in members' voluntary liquidation)	London	2
621	Moon Leasing Limited (in members' voluntary liquidation)	London	1
622	Motion Picture Productions One GmbH & Co. KG	Frankfurt	1, 3
623	MPP Beteiligungsgesellschaft mbH	Frankfurt	1
624	Natureza Maritima SA	Panama City	2
625	NCW Holding Inc.	Vancouver	1
626	New 87 Leonard, LLC	Wilmington	1
627	Nineco Leasing Limited (in members' voluntary liquidation)	London	1
628	Oasis Securitisation S.r.l.	Conegliano	1, 5
629	Oder Properties S.à r.l., en faillite	Luxembourg	2
630	OPAL, en liquidation volontaire	Luxembourg	2, 7
631	Opus Niestandaryzowany Sekurytyzacyjny Fundusz Inwestycyjny Zamkniety	Warsaw	2
632	Oran Limited	George Town	2
633	OTTAM Mexican Capital Trust Designated Activity Company	Dublin	2, 7
634	Palladium Securities 1 S.A.	Luxembourg	2, 7
635	PanAsia Funds Investments Ltd.	George Town	2, 7
636	PARTS Funding, LLC	Wilmington	1
637	PD Germany Funding Company II, Ltd.	George Town	2
638	PD Germany Funding Company V, Ltd.	George Town	2
639	PEIF II SLP Feeder, L.P.	Edinburgh	4
640	Peruda Leasing Limited	London	1
641	PERUS 1 S.à r.l.	Luxembourg	2
642	PES Carry and Employee Co-Investment Feeder SCSp	Munsbach	4
643	Philippine Opportunities for Growth and Income (SPV-AMC), INC.	Makati City	1
644	Pinehurst Securities SA	Luxembourg	2, 7
645	Primus Solutions ICAV	Dublin	2
646	Private Equity Solutions SCSp	Munsbach	1
647	Quantum 13 LLC	Wilmington	1
648	Quartz No. 1 S.A.	Luxembourg	1, 5
649	Rattray Business Inc.	Road Town	2
650	Reference Capital Investments Limited	London	1
651	REO Properties Corporation II	Wilmington	1, 5
652	Residential Mortgage Funding Trust	Toronto	2
653	Rhine Properties S.à r.l., en faillite	Luxembourg	2
654	Riviera Real Estate	Paris	2
655	Romareda Holdings Designated Activity Company	Dublin	2
656	RREEF DCH, L.L.C.	Wilmington	1
657	SABRE Securitisation Limited	Sydney	2
658	Samburg Invest, S.L.	Madrid	2
659	SCB Alpspitze UG (haftungsbeschränkt)	Frankfurt	2
660	Sebbon Holdings Corp.	Road Town	2
661	Select Access Investments Limited	Sydney	2, 7
662	SHINSEI Trust TBI (PJ Skytree)	Tokyo	2
663	Singer Island Tower Suite LLC	Wilmington	1
664	Sixco Leasing Limited (in members' voluntary liquidation)	London	1
665	SOLIDO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf	1
666	Somkid Immobiliare S.r.l.	Conegliano	2
667	SP Mortgage Trust	Wilmington	2
668	Strategic Global Opportunities Limited - Class A Main USD	Nassau	2
669	Swabia 1 Designated Activity Company	Dublin	2
670	Swabia 1. Vermögensbesitz-GmbH	Eschborn	1
671	Tagus - Sociedade de Titularização de Creditos, S.A.	Lisbon	1
672	The Canary Star Trust	George Town	4
673	The Emperor Star Trust	George Town	4
674	The India Debt Opportunities Fund Limited	Ebène	2
675	Trave Properties S.à r.l., en faillite	Luxembourg	2
676	TRS Aria LLC	Wilmington	4
677	TRS Birch II LTD	George Town	1
678	TRS Birch LLC	Wilmington	2
679	TRS Cypress II LTD	George Town	1
680	TRS Elm II LTD	George Town	1
681	TRS Leda LLC	Wilmington	4
682	TRS Maple II LTD	George Town	1
683	TRS Oak II LTD	George Town	1
684	TRS Oak LLC	Wilmington	2
685	TRS Poplar II LTD	George Town	1
686	TRS Scorpio LLC	Wilmington	4
687	TRS Spruce II LTD	George Town	1
688	TRS SVCO LLC	Wilmington	4
689	TRS Sycamore II LTD	George Town	1
690	TRS Tupelo II LTD	George Town	1
691	TRS Venor LLC	Wilmington	4
692	TRS Walnut II LTD	George Town	1
693	TRS Walnut LLC	Wilmington	2
694	Vanguard MSCI International Small Companies Index ETF	Melbourne	2
695	VCJ Lease S.à r.l.	Luxembourg	2, 9
696	Vermögensfondmandat Flexible (80% teilgeschützt)	Luxembourg	2
697	Wedverville Spain, S.L.	Madrid	2
698	Wendelstein 2017-1 UG (haftungsbeschränkt)	Frankfurt	2
699	Wibaux Invest, S.L.	Madrid	2
700	Xtrackers (IE) Public Limited Company	Dublin	2, 7
701	ZALLUS Beteiligungsgesellschaft mbH	Duesseldorf	4
702	ZARAT Beteiligungsgesellschaft mbH	Duesseldorf	4
703	ZARAT Beteiligungsgesellschaft mbH & Co. Leben II KG i.L.	Duesseldorf	1, 3
704	ZELAS Beteiligungsgesellschaft mbH	Duesseldorf	4
705	ZELAS Beteiligungsgesellschaft mbH & Co. Leben I KG i.L.	Duesseldorf	1, 3
706	Zumirez Drive LLC	Wilmington	1
707	ZURET Beteiligungsgesellschaft mbH	Duesseldorf	4
Serial No.	Footnotes - English
1	Entity fully consolidated under the regulatory scope.
2	Entity neither consolidated nor deducted under the regulatory scope.
3	Status as shareholder with unlimited liability pursuant to Section 313 (2) Number 6 HGB.
4	Entity under the regulatory scope deducted from own funds according to Articles 36 and 48 CRR.
5	Controlled.
6	Limited Partnership.
7	Only specified assets and related liabilities (silos) of this entity were consolidated.
8	General Partnership.
9	Not controlled.